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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                Date of Report
                                 April 9, 2001
                       (Date of earliest event reported)

                          VESTA INSURANCE GROUP, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

           1-12338                                 63-1097283
     (Commission File No.)              (IRS Employer Identification No.)

                     3760 River Run Drive
                     Birmingham, Alabama                    35243
           (Address of principal executive offices)       (Zip Code)


                                (205) 970-7000
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.

  On April 9, 2001, the Registrant issued a press release announcing guidance for its fiscal year 2001. A copy of this press release is attached as Exhibit
99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

  (c)    Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                     99.1           Press Release dated April 9, 2001.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated as of April, 9, 2001


                                       VESTA INSURANCE GROUP, INC.


                                       By: /s/ Donald W. Thornton
                                           ----------------------
                                       Its: Senior Vice President--
                                            General Counsel and Secretary